Memorandum

Party A Name: XINJIANG WANGYE BREWING CO. LTD.

Place of Incorporation: China

Legal Address: No. 25 Peace Street. Hami Shi Xingjiang

Legal representative: Luo Qi Shou

Business Registration Certificate No.: 6522 01100 0249

Party B Name: GUANGDONG KECHENG TRADING CO. LTD.

Place of Incorporation: China

Legal Address: 3F. 507 north. Guangzhou Avenue Guangzhou

Legal representative: Qiu Zhi Wei

Business Registration Certificate No.: 4400 00229 0981

Party C Name: Tiger Ethanol International Inc.

Place of Incorporation: Nevada State. USA

Legal Address: 6600 Trans-Canada Highway, suite 519, Point-Claire (Quebec). Canada H9R 4S2

Legal representative: James Pak Chiu Leung 梁伯超

Business Registration Certificate No.:

Party A and Party B and Party C, adhering to the principle of equality and mutual benefit and through friendly consultations, agree to increase the total investment to Xinjiang Yajia Distillate Company Limited to RMB 50 million yuan, whereas the registration capital from RMB10 million yuan to RMB31.1 million yuan. After this registered capital reinvestment. The

three parties contribution to the registered capital is: Party A RMB1.555 million, Party B RMB1.555 million, and Party C 27.99 million. Party C will arrange bank loans of RMB2.1 million to Party A and Party B in order that Party A and Party B can have enough capital to invest into Xinjiang Yajia Distillate Company Limited whereas Party A and Party B agree to provide their shareholder's rights to Xinjiang Yajia Distillate Company Limited as guaranty for the bank loans.

This memorandum has been executed by the authorized representatives of Party A and Party B and Party C in China on this 6th day of June, 2007.

Party A: XINJIANG WANGYE BREWING CO. LTD.

Authorized Representative (Signed) ------------------------------

Party B: GUANGDONG KECHENG TRADING CO. LTD.

Authorized Representative (Signed) ------------------------------

Party C: Tiger Ethanol International Inc.

Authorized Representative (Signed) ------------------------------